Exhibit 10.1

LIMITED CONSENT AND FIFTH AMENDMENT AGREEMENT

This LIMITED CONSENT AND FIFTH AMENDMENT AGREEMENT (this “Fifth Amendment”) is made as of the 4th day of June, 2026 among:

a.	BEL FUSE INC., a New Jersey corporation (the “Borrower”);

b.	the Required Lenders (as hereinafter defined);

c.	KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto are parties to that certain Amended and Restated Credit and Security Agreement, dated as of September 2, 2021 (as amended by the First Amendment Agreement, dated as of January 12, 2023, the Second Amendment Agreement, dated as of September 18, 2024, the Third Amendment Agreement, dated as of November 14, 2024, and the Fourth Amendment Agreement, dated as of May 2, 2025 (the “Existing Credit Agreement”, and as amended by this Fifth Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders party hereto (a) consent to the Borrower maintaining Indebtedness currently outstanding and incurred under (i) that certain hedge agreement, dated as of November 16, 2021, by and between the Borrower and KeyBank National Association and (ii) that certain hedge agreement, dated as of November 10, 2021, by and between the Borrower and PNC Bank National Association (collectively, the “Speculative Hedge Agreements” and each individually, a “Speculative Hedge Agreement”), for speculative purposes notwithstanding Section 5.8(e) of the Existing Credit Agreement (the “Consent”) and (b) eliminate the requirement to maintain Control Agreements over the Deposit Accounts and Securities Accounts of any Company (the “Amendment”);

WHEREAS, the Lenders party hereto, constituting the “Required Lenders” under the Credit Agreement (such Lenders, the “Required Lenders”), have agreed, subject to the terms and conditions set forth herein, to (a) provide the Consent and (b) consent to the Amendment;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Fifth Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders agree as follows:

1. Limited Consent. Subject solely to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 hereof, the Required Lenders hereby provide their one-time limited consent to the Borrower’s departure from the requirements of Section 5.8(e) of the Existing Credit Agreement until each Speculative Hedge Agreement, each as in effect on the date hereof, respectively terminates in accordance with its terms. Nothing herein shall be deemed a consent (except as expressly set forth herein) or waiver with respect to any Defaults or Events of Default or any failure of any Credit Party to comply fully with any provision of the Credit Agreement or any other Loan Document and, in no event shall the limited consent contained in this Fifth Amendment, by implication or otherwise, limit, impair, constitute a waiver of enforcement of any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document or otherwise constitute a course of conduct or dealing as between the Administrative Agent, the Lenders and Credit Parties.

2. Amendment to Existing Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, as of the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)	The following definitions in Section 1.1 of the Existing Credit Agreement are hereby deleted: “Control Agreement”, “Deposit Account Control Agreement” and “Securities Account Control Agreement.”

(b)	The definition of “Security Document” in Section 1.1 of the Existing Credit Agreement is hereby amended to remove the reference to “each Control Agreement.”

(c)	Section 5.21(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c)	[reserved];

(d)	Section 5.21(g) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(g)

deliver to the Administrative Agent, to hold as security for the Secured Obligations, all certificated Investment Property owned by the Borrower, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent;

(e)	Section 9.4(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(b)

Notwithstanding anything in this Agreement to the contrary, if a Lender acts as a Securities Intermediary or a depository institution for a Credit Party, then such Lender agrees that such accounts are subject to the Lien of the Administrative Agent (to the extent granted pursuant to the Security Documents) and it will not set off against or appropriate toward the payment of, any Indebtedness owing to such Lender that does not constitute Obligations (other than Customary Setoffs with respect to such Deposit Accounts or Securities Accounts).

3. Amendment Effective Date. This Fifth Amendment shall become effective as of the first date (such date, the “Fifth Amendment Effective Date”) on which the following conditions have been satisfied (or waived by the Administrative Agent):

(a)

The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) the Administrative Agent and (iii) the Required Lenders; and

(b)

The Administrative Agent and the Lenders (or their affiliates, as applicable) shall have received payment of all reasonable and documented out-of-pocket expenses to the extent invoiced in reasonable detail at least one Business Day prior to the Fifth Amendment Effective Date.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Fifth Amendment; (b) the officers executing this Fifth Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Fifth Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Fifth Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

5. Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Fifth Amendment is a Loan Document.

7. Counterparts. This Fifth Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8. Headings. The headings, captions and arrangements used in this Fifth Amendment are for convenience only and shall not affect the interpretation of this Fifth Amendment.

9. Severability. Any provision of this Fifth Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

11. JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS FIFTH AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, the parties have executed and delivered this Fifth Amendment as of the date first set forth above.

BEL FUSE INC.

By:/s/ Farouq Tuweiq
Name: Farouq Tuweiq
Title: President and Chief Executive Officer

Signature Page to
Fifth Amendment Agreement

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By:/s/ J. E. Fowler
Name: J. E. Fowler
Title: Managing Director

Signature Page to
Fifth Amendment Agreement

BANK OF AMERICA, N.A., as a Lender

By:/s/ Dilcia P. Hill
Name: Dilcia P. Hill
Title: Senior Vice President

Signature Page to
Fifth Amendment Agreement

BMO BANK N.A., as a Lender

By:/s/ Ryan Howard
Name: Ryan Howard
Title: Vice President

Signature Page to
Fifth Amendment Agreement

HSBC Bank USA, National Association, as a Lender

By:/s/ Laurie Niles
Name: Laurie Niles
Title: Director

Signature Page to
Fifth Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Christina Scaglione
Name: Christina Scaglione
Title: Senior Vice President

Signature Page to
Fifth Amendment Agreement

WELLS FARGO BANK, N.A., as a Lender

By:/s/ Greg Polgar
Name: Greg Polgar
Title: Executive Director

Signature Page to
Fifth Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fifth Amendment Agreement. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE FIFTH AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BEL CONNECTOR INC.	BEL WORKSOP LLC
BEL POWER SOLUTIONS INC.	CONNECTOR OWNERSHIP LLC
BEL TRANSFORMER INC.
BEL VENTURES INC.
CINCH CONNECTIVITY SOLUTIONS INC.
TROMPETER ELECTRONICS, INC.	By: Bel Fuse Inc., its sole member

By:/s/ Farouq Tuweiq	By:/s/ Farouq Tuweiq
Name: Farouq Tuweiq	Name: Farouq Tuweiq
Title: Treasurer and Secretary	Title: President and Chief Executive Officer

Signature Page to
Guarantor Acknowledgment and Agreement

STRATOS INTERNATIONAL, LLC	STRATOS LIGHTWAVE LLC
STRATOS LIGHTWAVE-FLORIDA LLC

By: Cinch Connectivity Solutions Inc., its sole member	By: Stratos International, LLC, its sole member

By:/s/ Farouq Tuweiq	By:/s/ Farouq Tuweiq
Name: Farouq Tuweiq	Name: Farouq Tuweiq
Title: Treasurer and Secretary	Title: Treasurer and Secretary

Signature Page to
Guarantor Acknowledgment and Agreement